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                                                                    Exhibit 99.1

PRESS CONTACTS:
Jennifer Menard                                 Ross Levanto/Alicia Allen
Netegrity, Inc.                                 Schwartz Communications
(781) 530-6202                                  781-684-0770
jmenard@netegrity.com                           netegrity@schwartz-pr.com

INVESTOR CONTACT:
Mindy Kohl
Netegrity, Inc.
(781) 530-6061
mkohl@netegrity.com

 NETEGRITY TO BE ACQUIRED BY COMPUTER ASSOCIATES FOR APPROXIMATELY $430 MILLION

         Netegrity Announces Preliminary Third Quarter Financial Results

WALTHAM, MA - OCTOBER 6, 2004 - Netegrity, Inc. (Nasdaq: NETE), a leading provider of identity and access management solutions, today announced that it has entered into a definitive agreement to be acquired by Computer Associates International, Inc. (NYSE: CA).

The agreement is an all cash merger valued at approximately $430 million or $10.75 per fully diluted common share, or approximately $340 million net of the cash and marketable securities on Netegrity's balance sheet as of September 30, 2004. The transaction is expected to be completed in the next 90 days, subject to the satisfaction of certain conditions, including approval by Netegrity stockholders and regulatory authorities.

"Netegrity has built leading technology, a strong customer base, and significant domain knowledge in the identity and access management market," said Netegrity Chairman, President and Chief Executive Officer Barry Bycoff. "I believe the combination of Computer Associates' global market presence along with its broad portfolio of market leading products and focus on the security market are expected to provide us with the best way to leverage our early market leadership."

"CA continues to move forward and align its resources and investments with the company's strategic growth opportunities: internal development, geographic expansion, new routes to market and acquisitions," said CA's Chief Executive Officer Kenneth Cron. "By adding the best Web security product on the market to its portfolio, CA significantly strengthens its leading position in identity and access management. Security continues to be critically important to CA and we will ensure we offer customers the broadest and deepest IAM suite in the industry."
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Netegrity's operations will be integrated with CA's eTrust Identity and Access
Management group. It is anticipated that the majority of Netegrity's approximately 400 employees will remain with CA.

"Our customers are looking to reduce costs, increase productivity and provide secure environments for their businesses," said Russ Artzt, CA's executive vice president for eTrust solutions. "Suites of products that are well integrated and have all the necessary IAM functionality provide the answer to many of our customers' concerns.

"A secure environment starts with access management which is why it is critically important to have the best solution. Netegrity is the clear leader in extranet access management and is a significant player in the emerging provisioning market. In addition, Netegrity has a focused sales team, enhanced by skilled solution architects and software development teams. We're proud to have them join CA," added Artzt.

Netegrity was advised by Broadview International on this deal.

CA and Netegrity will be holding a Webcast to discuss the acquisition today, October 6, 2004 at 9:30 am ET. On the Webcast will be Kenneth Cron, Jeff Clarke and Russ Artzt from Computer Associates, as well as Netegrity's Barry Bycoff. Investors and the media can access the Webcast at www.netegrity.com.

THIRD QUARTER FINANCIAL RESULTS

In addition, Netegrity today also announced preliminary results for its third quarter ended September 30, 2004. Netegrity expects total revenues to be in the range of approximately $19 million to $21 million. Based on these estimated revenues, Netegrity anticipates that it will report net income ranging from approximately breakeven to a net loss of $(1.0) million, which includes the after-tax effect of the non-cash software amortization of approximately $500,000. This will result in earnings per share ranging from $0.00 to a loss per share of ($0.03). Non-GAAP net income, defined as GAAP net income excluding the non-cash amortization of capitalized software, for the third quarter is expected to be in the range of $500,000 to a net loss of $(500,000). This will result in net earnings per share, on a non-GAAP basis, of approximately $0.01 to a net loss per share of $(0.02). Netegrity will report its full results for Q3 2004 on October 26th after the market closes.
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Non-GAAP financial measures are presented as part of this release since such information excludes certain non-cash items and Netegrity's management believes it is a more accurate measurement of Netegrity's overall operating performance. Netegrity's management believes that presenting financial measures exclusive of certain non-cash items helps identify trends in Netegrity's business and Netegrity uses these measures to establish budgets and operational goals, to manage its business and to evaluate its performance.

ABOUT CA

Computer Associates International, Inc. (NYSE:CA), the world's largest management software company, delivers software and services across operations, security, storage, life cycle and service management to optimize the performance, reliability and efficiency of enterprise IT environments. Founded in 1976, CA is headquartered in Islandia, N.Y. and operates in more than 100 countries. For more information, please visit http://ca.com.

ABOUT NETEGRITY

Netegrity, Inc. is a leading provider of security software solutions that securely manage identities and their access to enterprise information assets, letting business in while keeping risk out. Netegrity provides a comprehensive identity and access management product line for continuously evolving computing environments, including legacy, Web, and service-oriented architectures. Netegrity's flexible, standards-based offerings are designed to increase security, reduce administrative costs, and enable revenue enhancement. Supported by a network of over 1200 trained integration consultants and over 300 technology partners, Netegrity solutions are licensed for more than 350 million users at over 850 organizations worldwide, including more than half of the Fortune 100. For more information, visit http://www.netegrity.com.

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Netegrity, SiteMinder, IdentityMinder, and TransactionMinder are registered trademarks of Netegrity, Inc. All other product names, service marks, and trademarks mentioned herein are trademarks of their respective owners.

NOTE TO INVESTORS

Netegrity plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Computer Associates, Netegrity, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Computer Associates and Netegrity through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Netegrity by contacting Investor Relations, Netegrity, 201 Jones Road, Waltham, MA 02451, 800-325-9870.

Computer Associates and Netegrity, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Computer Associate's directors and executive officers is contained in Computer
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Associate's Form 10-K for the year ended March 31, 2004 and its proxy statement dated July 28, 2004, as amended. Information regarding Netegrity's directors and executive officers is contained in Netegrity's Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 31, 2004, which are filed with the SEC. As of October 5, 2004, Netegrity's directors and executive officers beneficially owned approximately 4.8 million shares, or 12%, of Netegrity's common stock.

FORWARD LOOKING STATEMENTS

Various statements in this release concerning Netegrity's future expectations, plans, and prospects constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors such as, but not limited to, the ability to consummate the transaction, the ability of Computer Associates to successfully integrate our operations and employees, the ability to realize anticipated synergies and cost savings, general economic conditions, weakness in the global economy, increased operating expenses, our ability to develop and enhance our products and services or remain competitive in product pricing, competition in the marketplace, including competitors' sales strategies, development and performance of our direct and indirect sales channels, delays in product development, changes in customer and market requirements and standards, market acceptance of new products and technologies, and technological changes in the computer industry, as well as those risks more fully discussed in the Company's reports on file with the Securities and Exchange Commission including the Company's latest Form 10-K, Form 10-Q and any subsequent filings. In addition, any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. While we may elect to update forward looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change and, therefore, you should not rely on any of these forward-looking statements as representing the Company's views as of any date subsequent to today.